Capital disclosures (Tables)	12 Months Ended
Dec. 31, 2025
Capital disclosures
Schedule of ratio of net debt to fund flows from operations

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended
	Dec 31, 2025	Dec 31, 2024
Long-term debt	1,243,397	963,456
Adjusted working capital (1)	96,091	3,426
Unrealized FX on swapped USD borrowings (2)	2,902	—
Net debt	1,342,390	966,882

Ratio of net debt to four quarter trailing fund flows from operations (3)	1.4	0.8
(1)

Adjusted working capital is defined as current assets (excluding current derivatives), less current liabilities (excluding current derivatives, current asset retirement obligations and current lease liabilities).

(2)

Vermilion may enter into cross currency interest rate swaps to hedge the foreign exchange movements on USD borrowings on our revolving credit facility. Unrealized FX on swapped USD borrowings relates to the unrealized gains and losses on our cross currency interest swaps. At December 31, 2025, there was $196.7 million of USD borrowings on our revolving credit facility. (December 31, 2024 - $nil).

(3)

Subsequent to February 26, 2025, net debt to four quarter trailing fund flows from operations is calculated inclusive of Westbrick Energy’s pre-acquisition four quarter trailing fund flows from operations, as if the acquisition of Westbrick Energy occurred at the beginning of the four quarter trailing period, and exclusive of the four quarter trailing fund flows from discontinued operations to reflect the Company’s ability to repay debt on a pro forma basis.